Exhibit 10.5 (k)

SECOND AMENDMENT TO LOAN AGREEMENT

Branch Banking and Trust Company 1300 South Babcock Street Melbourne, Florida 32901 (hereinafter referred to as the “Bank”)

The Goldfield Corporation, a Delaware corporation 1684 West Hibiscus Blvd. Melbourne, Florida 32901 (hereinafter referred to as the “Borrower”)

Southeast Power Corporation, a Florida corporation 1684 West Hibiscus Blvd. Melbourne, Florida 32901	Bayswater Development Corporation, a Florida corporation 1684 West Hibiscus Blvd. Melbourne, Florida 32901

Pineapple House of Brevard, Inc., a Florida corporation 1684 West Hibiscus Blvd. Melbourne, Florida 32901 (individually and collectively “Guarantor”)	Oak Park of Brevard, Inc., a Florida corporation 1684 West Hibiscus Blvd. Melbourne, Florida 32901

This Second Amendment to the Loan Agreement (“Agreement”) is entered into as of March 25, 2010 by and between Bank, Borrower, and Guarantor. Unless otherwise defined herein, all capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Loan Agreement (as amended hereby).

RECITALS

A. Borrower and Bank agreed to and entered into that certain Loan Agreement dated August 26, 2005, as amended by that certain Amendment to Loan Agreement dated March 14, 2006 (the “Loan Agreement”) (to which this Second Amendment is appended) setting forth the covenants, agreements, representations and warranties as the terms upon which the Bank is willing to extend credit to Borrower.

B. Borrower has requested that the Tangible Net Worth and Maximum Debt/Worth Ratio covenants contained in the Loan Agreement be modified such that (i) the Tangible Net Worth threshold is reduced from $14,500,000 to $13,500,000 and the Maximum Debt/Worth Ratio threshold is reduced from 2.0:1 to 1.5:1, and the Bank has approved such request. Accordingly, Borrower and Guarantor have requested the Bank to amend the financial covenants in the Loan Agreement to provide for the foregoing.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants and conditions herein, Borrower and Bank agree as follows:

1.	The above Recitals are hereby incorporated by reference.

2.	The Bank hereby amends and restates clauses (i) and (iii) of the Tangible Net Worth section of the Financial Covenants provision of the Loan Agreement as follows:

Clause (i) is deleted in its entirety and replaced with the following text: “(i) a minimum Tangible Net Worth of not less than $13,500,000.00. “Tangible Net Worth” is defined as net worth, plus obligations contractually subordinated to debts owed to Bank, minus goodwill and assets representing claims on stockholders or affiliated entities;”

Clause (iii) is deleted in its entirety and replaced with the following text: “(iii) Maximum Debt to Worth Ratio: A maximum debt/worth ratio of 1.5:1 for the Borrower is to be maintained and tested quarterly. The ratio is to be calculated by dividing total liabilities on the consolidated balance sheet of the Borrower by the Tangible Net Worth of the Borrower as defined above.”

3.	All references in the Loan Documents to the term “Loan Agreement” shall now refer to the Loan Agreement as amended by that certain Amendment to Loan Agreement dated March 14, 2006 and by this Agreement.

4.	The Loan Agreement and other Loan Documents are in full force and effect with respect to each and every term and provision and nothing herein contained shall in any manner impair the liability of the Borrower thereunder.

5.	That the Guarantor hereby joins in the execution hereof for the purpose of agreeing to be bound by the terms and conditions hereof.

6.	That all of the other stipulations, terms, provisions, covenants and agreements as contained in the Note, Loan Agreement, and other Loan Documents shall remain in full force and effect except as herein provided to the contrary or modified in conjunction herewith.

7.	This agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties hereto.

“BORROWER”

THE GOLDFIELD CORPORATION a Delaware Corporation

By:	/s/ Stephen R. Wherry
STEPHEN R. WHERRY
Senior Vice President

“GUARANTOR”

SOUTHEAST POWER CORPORATION, a Florida corporation

By:	/s/ Stephen R. Wherry
STEPHEN R. WHERRY
Treasurer

PINEAPPLE HOUSE OF BREVARD, INC., a Florida corporation

By:	/s/ Stephen R. Wherry
STEPHEN R. WHERRY
Treasurer

BAYSWATER DEVELOPMENT CORPORATION, a Florida corporation

By:	/s/ Stephen R. Wherry
STEPHEN R. WHERRY
Treasurer

OAK PARK OF BREVARD, INC., a Florida corporation

By:	/s/ Stephen R. Wherry
STEPHEN R. WHERRY
Treasurer

“BANK”

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Barry Forbes
BARRY FORBES
Senior Vice President